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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           The Plastic Surgery Company
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             (Exact name of registrant as specified in its charter)

Georgia                                        58-2317410
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(State of incorporation or organization)      (IRS Employer Identification No.)

104 West Anapamu Street
Suite G
Santa Barbara, CA                              93101
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(Address of principal executive offices)      (Zip Code)

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
If this Form relates to the registration of a class            If this Form relates to the registration of a class
of securities pursuant to 12(b) of the Exchange                of securities pursuant to Section 12(g) of the
Act and is effective pursuant to General                       Exchange Act and is effective pursuant to
Instruction A.(c), please check the following                  General Instruction A.(d), please check the
box. [x]                                                       following box. [ ]
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

Securities Act registration statement file number to which this form relates:
333 - 78565
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Securities to be registered pursuant to Section 12(b) of the Act:

                                                  Name of each Exchange on
Title of Each Class to                            Which each Class is to
be so Registered                                  be Registered
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Common                                            American Stock Exchange
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Securities to be registered pursuant to Section 12(g) of the Act:

None.
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                                (Title of Class)


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Item 1.            Description of Registrant's Securities to be Registered.

         The information required by Item 1 is set forth under the caption "Description of Capital Stock" on pages 46-49 of the Preliminary Prospectus included in the Registrant's Registration Statement on Form S-1, as amended (File No. 333-78565), which description is incorporated herein by this reference and qualified in its entirety by reference to the Registrant's Restated Articles of Incorporation and Bylaws, each of which are attached as Exhibits thereto, which set forth in full the preferences, limitations and relative rights of each class of the Registrant's capital stock.

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Item 2.           Exhibits.

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         1.       Amended and Restated Articles of Incorporation of the
                  Registrant (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1, File No. 333-78565).

         2. Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1, File No. 333-78565).

         3. Specimen certificate of Common Stock (incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1, File No. 333-78565).
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                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                 THE PLASTIC SURGERY COMPANY.


                                                 By: /s/ Jonathan E. Wilfong
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                                                     Jonathan E. Wilfong
                                                     Chairman of the Board

Dated:   October 27, 1999